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                     VARIFLEX EXTRA CREDIT VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


      ISSUED BY:                                 MAILING ADDRESS:
      SECURITY BENEFIT LIFE                      SECURITY BENEFIT LIFE
        INSURANCE COMPANY                          INSURANCE COMPANY
      700 SW HARRISON STREET                     P.O. BOX 750497
      TOPEKA, KANSAS 66636-0001                  TOPEKA, KANSAS 66675-0497
      1-800-888-2461
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   This Prospectus describes the Variflex Extra Credit Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

   You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of Security Benefit called the Variable Annuity Account VIII, or to the Fixed Account. Each Subaccount invests in a corresponding Series of the SBL Fund. The Subaccounts currently available under the Contract are:

*  Equity (formerly Growth)             *  Capital Growth
*  Large Cap Value                      *  Global Total Return
   (formerly Growth-Income)             *  Managed Asset Allocation
*  Money Market                         *  Equity Income
*  Global (formerly Worldwide Equity)   *  High Yield
*  Diversified Income                   *  Small Cap Value
   (formerly High Grade Income)         *  Social Awareness
*  Large Cap Growth                     *  Technology
*  Enhanced Index                       *  Mid Cap Value (formerly Value)
*  International                        *  Main Street Growth and Income(R)
*  Mid Cap Growth (formerly Mid Cap)    *  Small Cap Growth (formerly Small Cap)
*  Global Strategic Income              *  Select 25


   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.

   Amounts that you allocate to the Fixed Account will accrue interest at rates that are paid by Security Benefit as described in "The Fixed Account," page 24. Contract Value in the Fixed Account is guaranteed by Security Benefit.


   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options," page 23.

   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2000, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing Security Benefit at 700 Harrison Street, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 37 of this Prospectus.

   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

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   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

   EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT A CREDIT ENHANCEMENT. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:   MAY 1, 2000, AS SUPPLEMENTED AUGUST 1, 2000

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                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS..............................................................     4
SUMMARY..................................................................     5
   PURPOSE OF THE CONTRACT...............................................     5
   THE SEPARATE ACCOUNT AND SBL FUND.....................................     5
   FIXED ACCOUNT.........................................................     5
   PURCHASE PAYMENTS.....................................................     5
   CREDIT ENHANCEMENT....................................................     5
   CONTRACT BENEFITS.....................................................     5
   FREE-LOOK RIGHT.......................................................     5
   CHARGES AND DEDUCTIONS................................................     6
      Contingent Deferred Sales Charge...................................     6
      Mortality and Expense Risk Charge..................................     6

      Optional Annual Stepped Up Death Benefit Charge....................     6

      Administration Charge..............................................     6
      Account Administration Charge......................................     6
      Premium Tax Charge.................................................     6
      Other Expenses.....................................................     6
   CONTACTING SECURITY BENEFIT...........................................     6
EXPENSE TABLE............................................................     7
   CONTRACTUAL EXPENSES..................................................     7
   ANNUAL SEPARATE ACCOUNT EXPENSES......................................     7
   ANNUAL MUTUAL FUND EXPENSES...........................................     7
   EXAMPLES..............................................................     8
CONDENSED FINANCIAL INFORMATION..........................................     9
INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND SBL FUND...    11
   SECURITY BENEFIT LIFE INSURANCE COMPANY...............................    11
   PUBLISHED RATINGS.....................................................    11
   SEPARATE ACCOUNT......................................................    11
   SBL FUND..............................................................    11
      Series A (Equity Series)...........................................    12
      Series B (Large Cap Value Series)..................................    12
      Series C (Money Market Series).....................................    12
      Series D (Global Series)...........................................    12
      Series E ( Diversified Income Series)..............................    12
      Series G (Large Cap Growth Series).................................    12
      Series H (Enhanced Index Series)...................................    12
      Series I (International Series)....................................    12
      Series J (Mid Cap Growth Series)...................................    12
      Series K (Global Strategic Income Series)..........................    12
      Series L (Capital Growth Series)...................................    13
      Series M (Global Total Return Series)..............................    13
      Series N (Managed Asset Allocation Series).........................    13
      Series O (Equity Income Series)....................................    13
      Series P (High Yield Series).......................................    13
      Series Q (Small Cap Value Series)..................................    13
      Series S (Social Awareness Series).................................    13
      Series T (Technology Series).......................................    13
      Series V (Mid Cap Value Series)....................................    13
      Series W (Main Street Growth and Income(R) Series).................    13
      Series X (Small Cap Growth Series).................................    13
      Series Y (Select 25 Series)........................................    13
      The Investment Adviser.............................................    13
THE CONTRACT.............................................................    14
   GENERAL...............................................................    14
   APPLICATION FOR A CONTRACT............................................    14
   PURCHASE PAYMENTS.....................................................    14
   CREDIT ENHANCEMENT....................................................    15
   ALLOCATION OF PURCHASE PAYMENTS.......................................    15
   DOLLAR COST AVERAGING OPTION..........................................    15
   ASSET REALLOCATION OPTION.............................................    16
   TRANSFERS OF CONTRACT VALUE...........................................    16
   CONTRACT VALUE........................................................    17
   DETERMINATION OF CONTRACT VALUE.......................................    17
   FULL AND PARTIAL WITHDRAWALS..........................................    17
   SYSTEMATIC WITHDRAWALS................................................    18
   FREE-LOOK RIGHT.......................................................    19
   DEATH BENEFIT.........................................................    19
   DISTRIBUTION REQUIREMENTS.............................................    19
   DEATH OF THE ANNUITANT................................................    20
CHARGES AND DEDUCTIONS...................................................    20
   CONTINGENT DEFERRED SALES CHARGE......................................    20
   WAIVER OF WITHDRAWAL CHARGE...........................................    21
   MORTALITY AND EXPENSE RISK CHARGE.....................................    21

   OPTIONAL ANNUAL STEPPED UP DEATH BENEFIT CHARGE.......................    21

   ADMINISTRATION CHARGE.................................................    21
   ACCOUNT ADMINISTRATION CHARGE.........................................    22
   PREMIUM TAX CHARGE....................................................    22
   OTHER CHARGES.........................................................    22
   VARIATIONS IN CHARGES.................................................    22
   GUARANTEE OF CERTAIN CHARGES..........................................    22
   SBL FUND EXPENSES.....................................................    22
ANNUITY PERIOD...........................................................    22
   GENERAL...............................................................    22
   ANNUITY OPTIONS.......................................................    23
      Option 1--Life Income..............................................    23
      Option 2--Life Income with Guaranteed Payment
        of 5, 10, 15 or 20 Years.........................................    23
      Option 3--Life with Installment or Unit Refund Option..............    23
      Option 4--Joint and Last Survivor..................................    23
      Option 5--Payments for a Specified Period..........................    24
      Option 6--Payments of a Specified Amount...........................    24
      Option 7--Period Certain...........................................    24
      Option 8--Joint and Contingent Survivor Option.....................    24
      Value of Variable Annuity Payments: Assumed Interest Rate..........    24
   SELECTION OF AN OPTION................................................    24
THE FIXED ACCOUNT........................................................    24
   INTEREST..............................................................    25
   DEATH BENEFIT.........................................................    25
   CONTRACT CHARGES......................................................    25
   TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT......................    25
   PAYMENTS FROM THE FIXED ACCOUNT.......................................    26
MORE ABOUT THE CONTRACT..................................................    26
   OWNERSHIP.............................................................    26
      Joint Owners.......................................................    26
   DESIGNATION AND CHANGE OF BENEFICIARY.................................    26
   DIVIDENDS.............................................................    26
   PAYMENTS FROM THE SEPARATE ACCOUNT....................................    26
   PROOF OF AGE AND SURVIVAL.............................................    27
   MISSTATEMENTS.........................................................    27
   LOANS ................................................................    27
   RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS......................    28
FEDERAL TAX MATTERS......................................................    28
   INTRODUCTION..........................................................    28
   TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT...............    29
      General............................................................    29
      Charge for Security Benefit Taxes..................................    29
      Diversification Standards..........................................    29
   INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS..........    29
      Surrenders or Withdrawals Prior to the Annuity Start Date..........    30
      Surrenders or Withdrawals on or after the Annuity Start Date.......    30
      Penalty Tax on Certain Surrenders and Withdrawals..................    30
   ADDITIONAL CONSIDERATIONS.............................................    30
      Distribution-at-Death Rules........................................    30
      Gift of Annuity Contracts..........................................    30
      Contracts Owned by Non-Natural Persons.............................    31
      Multiple Contract Rule.............................................    31
      Possible Tax Changes...............................................    31
      Transfers, Assignments or Exchanges of a Contract..................    31

   QUALIFIED PLANS.......................................................    31
      Section 403(b).....................................................    31
      Section 408 and 408A...............................................    32
      Rollovers..........................................................    33
      Tax Penalties......................................................    33
      Withholding........................................................    33

OTHER INFORMATION........................................................    34
   VOTING OF SBL FUND SHARES.............................................    34
   SUBSTITUTION OF INVESTMENTS...........................................    34
   CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................    35
   REPORTS TO OWNERS.....................................................    35
   TELEPHONE TRANSFER PRIVILEGES.........................................    35
   LEGAL PROCEEDINGS.....................................................    35
   LEGAL MATTERS.........................................................    35
PERFORMANCE INFORMATION..................................................    35
ADDITIONAL INFORMATION...................................................    36
   REGISTRATION STATEMENT................................................    36
   FINANCIAL STATEMENTS..................................................    36
STATEMENT OF ADDITIONAL INFORMATION......................................    37
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

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YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
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DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

   ANNUITANT -- The person that you designate to receive annuity payments. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY -- A series of periodic income payments made by Security Benefit to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

   ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

   ANNUITY START DATE -- The date when annuity payments are to begin.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT DATE -- The date shown as the Contract Date in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

   CONTRACT VALUE -- The total value of a Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   CREDIT ENHANCEMENT -- An amount added to Contract Value at the time a Purchase Payment is applied.

   DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

   FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by Security Benefit.

   GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.

   HOME OFFICE-- The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

   HOSPITAL -- An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

   PARTICIPANT-- A Participant under a Qualified Plan.

   PURCHASE PAYMENT -- An amount paid to Security Benefit as consideration for the Contract.

   QUALIFIED SKILLED NURSING FACILITY -- A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

   SBL FUND -- A diversified, open-end management investment company commonly referred to as a mutual fund.

   SEPARATE ACCOUNT -- The Variable Annuity Account VIII. A separate account of Security Benefit that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Series of the SBL Fund.

   SUBACCOUNT -- A division of the Separate Account of Security Benefit which invests in a corresponding series of the SBL Fund. Currently, twenty-two Subaccounts are available under the Contract.

   TERMINAL ILLNESS -- An incurable condition that with a degree of medical certainty will result in death within one year.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of
Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," page 26 and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract ("Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


   You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan").


THE SEPARATE ACCOUNT AND SBL FUND -- The Separate Account is currently divided into twenty-two accounts referred to as Subaccounts. See "Separate Account," page 13. Each Subaccount invests exclusively in shares of a corresponding Series of the SBL Fund. The Series of SBL Fund, each of which has a different investment objective or objectives, are as follows: Equity Series, Large Cap Value Series, Money Market Series, Global Series, Diversified Income Series, Large Cap Growth Series, Enhanced Index Series, International Series, Mid Cap Growth Series, Global Strategic Income Series, Capital Growth Series, Global Total Return Series, Managed Asset Allocation Series, Equity Income Series, High Yield Series, Small Cap Value Series, Social Awareness Series, Technology Series, Mid Cap Value Series, Main Street Growth and Income(R) Series, Small Cap Growth Series and Select 25 Series. See "SBL Fund," page 13.

   You may allocate all or part of your purchase payments to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Series of SBL Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your purchase payments to the Fixed Account, which is part of Security Benefit's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of Security Benefit and are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account," page 24.

PURCHASE PAYMENTS -- Your initial purchase payment must be at least $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. See "Purchase Payments," page 16.

CREDIT ENHANCEMENT -- We will add an amount called a Credit Enhancement to your Contract Value each time you make a Purchase Payment.

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract," page 16 and "The Fixed Account," page 26.

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account," page 26. See "Full and Partial Withdrawals," page 19 and "Federal Tax Matters," page 30 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit," page 21 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Security Benefit guarantees annuity payments under the fixed Annuity Options. See "Annuity Period," page 24.


FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, Security Benefit will refund to you purchase payments (not including any Credit Enhancements) allocated to the Fixed Account. Security Benefit will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free Look Period, Security Benefit will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- Security Benefit does not deduct sales load from purchase payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, Security Benefit may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

   The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and corresponding Credit Enhancements that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make and its corresponding Credit Enhancement is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by Security Benefit and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

           ----------------------------------------------------------
           PURCHASE PAYMENT AGE (IN YEARS)          WITHDRAWAL CHARGE
           ----------------------------------------------------------
                          1                                7%
                          2                                7%
                          3                                6%
                          4                                6%
                          5                                5%
                          6                                4%
                          7                                3%
                      8 and over                           0%
           ----------------------------------------------------------

   The amount of the withdrawal charge assessed against your Contract will never exceed 7% of purchase payments paid and Credit Enhancements added under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least 7 years. Subject to insurance department approval, Security Benefit will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a medically determinable condition which results in a life expectancy of one year or less, or upon confinement to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See "Contingent Deferred Sales Charge," page 22.

   MORTALITY AND EXPENSE RISK CHARGE. Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge," page 23.


   OPTIONAL ANNUAL STEPPED UP DEATH BENEFIT CHARGE. If you elect the annual stepped up death benefit, Security Benefit deducts a daily charge from the assets of each Subaccount for this benefit equal to an annual rate of 0.20% of each Subaccount's average daily net assets. You may elect this optional death benefit in the application. See "Annual Stepped Up Death Benefit Charge," page 21.


   ADMINISTRATION CHARGE. Security Benefit deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge," page 21.

   ACCOUNT ADMINISTRATION CHARGE. Security Benefit deducts an account administration charge of $30.00 at each calendar year end. Security Benefit will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge," page 23.

   PREMIUM TAX CHARGE. Security Benefit assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon full withdrawal if a premium tax was incurred by Security Benefit and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by Security Benefit and is not refundable. Security Benefit reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge" on page 24.

   OTHER EXPENSES. Security Benefit pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of SBL Fund are paid by the Fund and are reflected in the net asset value of the Fund shares. For a description of these charges and expenses, see the prospectus for SBL Fund.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 431-3112 or 1-800-888-2461, extension 3112.

EXPENSE TABLE

   The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly if you allocate Contract Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of SBL Fund. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 24. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account.

   For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 22. For a more complete description of the SBL Fund's costs and expenses, see the SBL Fund prospectus, which accompanies this Prospectus.

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CONTRACTUAL EXPENSES
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Sales Load on Purchase Payments......................................   None
Contingent Deferred Sales Charge (as a percentage of amount withdrawn
  attributable to Purchase Payments and Credit Enhancements).........    7%(1)
Transfer Fee (per transfer)..........................................   None
Annual Account Administration Charge.................................   $30(2)
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1. The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments and corresponding Credit Enhancements have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments in the first Contract Year, and (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals," page 19 and "Contingent Deferred Sales Charge," page 22 for more information.

2. A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) when a Contract has been in force for less than a full calendar year; (3) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (4) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
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ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of each Subaccount's average daily net assets)
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Annual Mortality and Expense Risk Charge.............................   1.25%
Optional Annual Stepped Up Death Benefit Charge......................   0.20%
Annual Administration Charge.........................................   0.15%
                                                                        ----
Total Separate Account Annual Expenses...............................   1.60%(3)
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3. If you do not elect the optional annual stepped up death benefit, your total separate account annual expenses would be 1.40%.
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ANNUAL MUTUAL FUND EXPENSES
(as a percentage of each Series' average daily net assets)
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                                                                        TOTAL
                                        ADVISORY        OTHER        MUTUAL FUND
                                         FEE(4)      EXPENSES(5)     EXPENSES(4)
Equity (Series A)....................     0.75%         0.06%           0.81%
Large Cap Value (Series B)...........     0.75%         0.07%           0.82%
Money Market (Series C)..............     0.50%         0.07%           0.57%
Global (Series D)....................     1.00%         0.21%           1.21%
Diversified Income (Series E)........     0.75%         0.07%           0.82%
Large Cap Growth (Series G)..........     1.00%         0.36%           1.36%
Enhanced Index (Series H)............     0.75%         0.29%           1.04%
International (Series I).............     1.10%         1.15%           2.25%
Mid Cap Growth (Series J)............     0.75%         0.07%           0.82%
Global Strategic Income (Series K)...     0.75%         0.87%           1.62%
Capital Growth (Series L)............     1.00%         0.36%           1.36%
Global Total Return (Series M).......     1.00%         0.36%           1.36%
Managed Asset Allocation (Series N)..     1.00%         0.17%           1.17%
Equity Income (Series O).............     1.00%         0.09%           1.09%
High Yield (Series P)................     0.75%         0.11%           0.86%
Small Cap Value (Series Q)...........     1.00%         0.36%           1.36%
Social Awareness (Series S)..........     0.75%         0.07%           0.82%
Technology (Series T)................     1.00%         0.95%           1.95%
Mid Cap Value (Series V).............     0.75%         0.09%           0.84%
Main Street Growth and Income(R)
  (Series W).........................     1.00%         0.22%           1.22%
Small Cap Growth (Series X)..........     1.00%         0.33%           1.33%
Select 25 (Series Y).................     0.75%         0.22%           0.97%
--------------------------------------------------------------------------------
4. During the fiscal year ended December 31, 1999, the Investment adviser waived the advisory fees of Series P and Series X. There can be no assurance that the Investment Adviser will continue to waive the Series advisory fees after December 31, 1999. Expense information for Series P and X has been restated to reflect the fees that would have been applicable had there been no fee waiver.

5. Other Expenses for Series G, Series H, Series I, Series L, Series Q, Series T, Series W and Series Y are based on estimated amounts for the current fiscal year.
--------------------------------------------------------------------------------

EXAMPLES -- The examples presented below show the expenses that you would pay at the end of one, three, five or ten years (except for the Large Cap Growth, Enhanced Index, International, Capital Growth, Small Cap Value, Technology, Main Street Growth & Income(R) and Select 25 Subaccounts which show expenses for only the one and three year periods). The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, or (2) annuitized or otherwise not surrendered. The examples show expenses based upon an allocation of $1,000 to each of the Subaccounts and a hypothetical return of 5%. For those Contracts that do not elect the optional annual stepped up death benefit, the expenses would be less than those assumed in the examples below.


   YOU SHOULD NOT CONSIDER THE EXAMPLES BELOW A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE 5% RETURN ASSUMED IN THE EXAMPLES IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ACTUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   Example -- You would pay the expenses shown below assuming full withdrawal of the Contract at the end of the applicable time period:


--------------------------------------------------------------------------------
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Equity Subaccount ...................    $ 92      $141       $192        $297
Large Cap Value Subaccount ..........      92       141        192         298
Money Market Subaccount .............      90       134        180         272
Global Subaccount ...................      96       153        211         338
Diversified Income Subaccount .......      92       141        192         298
Large Cap Growth Subaccount .........      98       157        ---         ---
Enhanced Index Subaccount ...........      95       148        ---         ---
International Subaccount ............     107       183        ---         ---
Mid Cap Growth Subaccount ...........      92       141        192         298
Global Strategic Income Subaccount ..     101       165        231         378
Capital Growth Subaccount ...........      98       157        ---         ---
Global Total Return Subaccount ......      98       157        219         353
Managed Asset Allocation Subaccount..      96       152        209         334
Equity Income Subaccount ............      95       149        206         326
High Yield Subaccount ...............      93       143        194         303
Small Cap Value Subaccount ..........      98       157        ---         ---
Social Awareness Subaccount .........      92       141        192         298
Technology Subaccount ...............     104       175        ---         ---
Mid Cap Value Subaccount ............      93       142        193         301
Main Street Growth and
  Income(R) Subaccount ..............      97       153        ---         ---
Small Cap Growth Subaccount .........      98       157        217         350
Select 25 Subaccount ................      94       146        ---         ---
--------------------------------------------------------------------------------


   Example -- You would pay the expenses shown below assuming NO withdrawals:


--------------------------------------------------------------------------------
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Equity Subaccount ...................    $27       $ 82       $140        $297
Large Cap Value Subaccount ..........     27         82        141         298
Money Market Subaccount .............     24         75        128         272
Global Subaccount ...................     31         94        161         338
Diversified Income Subaccount .......     27         82        141         298
Large Cap Growth Subaccount .........     32         99        ---         ---
Enhanced Index Subaccount ...........     29         89        ---         ---
International Subaccount ............     42        126        ---         ---
Mid Cap Growth Subaccount ...........     27         82        141         298
Global Strategic Income Subaccount ..     35        107        181         378
Capital Growth Subaccount ...........     32         99        ---         ---
Global Total Return Subaccount ......     32         99        168         353
Managed Asset Allocation Subaccount .     30         93        159         334
Equity Income Subaccount ............     30         91        155         326
High Yield Subaccount ...............     27         84        143         303
Small Cap Value Subaccount ..........     32         99        ---         ---
Social Awareness Subaccount .........     27         82        141         298
Technology Subaccount ...............     39        117        ---         ---
Mid Cap Value Subaccount ............     27         83        142         301
Main Street Growth and
  Income(R) Subaccount ..............     31         95        ---         ---
Small Cap Growth Subaccount .........     32         98        167         350
Select 25 Subaccount ................     28         87        ---         ---
--------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values for the years ended December 31, 1999, 1998, 1997 and 1996 and for the period April 1, 1995 (date of inception) through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

------------------------------------------------------------------------------------------------------------------------
                                                           1999(3)          1998       1997(2)       1996(1)        1995
------------------------------------------------------------------------------------------------------------------------
EQUITY SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $25.06        $20.26        $15.96        $13.20      $10.00
  End of period.......................................      $26.71        $25.06        $20.26        $15.96      $13.20
Accumulation units outstanding at the end of period...   5,225,093     4,778,310     3,449,970     1,987,463     289,693
------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $19.58        $18.46        $14.80        $12.70      $10.00
  End of period.......................................      $19.65        $19.58        $18.46        $14.80      $12.70
Accumulation units outstanding at the end of period...   3,145,165     3,161,657     2,571,374     1,388,519     248,974
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $11.51        $11.12        $10.72        $10.35      $10.00
  End of period.......................................      $11.89        $11.51        $11.12        $10.72      $10.35
Accumulation units outstanding at the end of period...   2,554,229     2,099,523     1,754,200     1,520,180     288,907
------------------------------------------------------------------------------------------------------------------------
GLOBAL SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $16.43        $13.87        $13.21        $11.42      $10.00
  End of period.......................................      $24.88        $16.43        $13.87        $13.21      $11.42
Accumulation units outstanding at the end of period...   2,659,740     2,293,514     1,835,594     1,183,160     126,206
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $13.07        $12.27        $11.31        $11.56      $10.00
  End of period.......................................      $12.40        $13.07        $12.27        $11.31      $11.56
Accumulation units outstanding at the end of period...   2,665,337     2,409,250     1,607,065     1,631,708     244,306
------------------------------------------------------------------------------------------------------------------------
ENHANCE INDEX SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $10.00           ---           ---           ---         ---
  End of period.......................................      $11.13           ---           ---           ---         ---
Accumulation units outstanding at the end of period...     525,132           ---           ---           ---         ---
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $10.00           ---           ---           ---         ---
  End of period.......................................      $12.88           ---           ---           ---         ---
Accumulation units outstanding at the end of period...     130,239           ---           ---           ---         ---
------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $19.04        $16.37        $13.84        $11.89      $10.00
  End of period.......................................      $30.38        $19.04        $16.37        $13.84      $11.89
Accumulation units outstanding at the end of period...   1,782,076     1,468,017     1,234,228       772,390     133,581
------------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $13.10        $12.43        $11.96        $10.67      $10.00
  End of period.......................................      $13.07        $13.10        $12.43        $11.96      $10.67
Accumulation units outstanding at the end of period...     316,616       364,793       382,445       328,077      86,477
------------------------------------------------------------------------------------------------------------------------
GLOBAL TOTAL RETURN SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $13.90        $12.52        $11.96        $10.62      $10.00
  End of period.......................................      $15.63        $13.90        $12.52        $11.96      $10.62
Accumulation units outstanding at the end of period...     891,708     1,063,148     1,454,825     1,361,078     471,091
------------------------------------------------------------------------------------------------------------------------
MANAGED ASSET ALLOCATION SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $16.14        $13.82        $11.84        $10.64      $10.00
  End of period.......................................      $17.46        $16.14        $13.82        $11.84      $10.64
Accumulation units outstanding at the end of period...   2,496,544     1,927,318     1,213,323       715,033     231,852
------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $18.69        $17.38        $13.73        $11.61      $10.00
  End of period.......................................      $19.00        $18.69        $17.38        $13.73      $11.61
Accumulation units outstanding at the end of period...   3,406,579     3,562,159     3,117,060     1,764,015     267,317
------------------------------------------------------------------------------------------------------------------------
HIGH YIELD SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $12.36        $11.84        $10.60        $10.00         ---
  End of period.......................................      $12.35        $12.36        $11.84        $10.60         ---
Accumulation units outstanding at the end of period...   1,097,807       945,133       316,416           ---         ---
------------------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $23.04        $17.78        $14.69        $12.56      $10.00
  End of period.......................................      $26.64        $23.04        $17.78        $14.69      $12.56
Accumulation units outstanding at the end of period...   1,693,412     1,140,285       541,120       220,549      37,149
------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $14.96        $13.01        $10.00           ---         ---
  End of period.......................................      $17.53        $14.96        $13.01           ---         ---
Accumulation units outstanding at the end of period...   1,674,949     1,108,840       372,693           ---         ---
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH SUBACCOUNT
Accumulation unit value:
  Beginning of period.................................      $10.50         $9.55        $10.00           ---         ---
  End of period.......................................      $19.39        $10.50         $9.55           ---         ---
Accumulation units outstanding at the end of period...     955,644       280,763        25,182           ---         ---
------------------------------------------------------------------------------------------------------------------------
SELECT 25 SUBACCOUNT Accumulation unit value:
  Beginning of period.................................      $10.00           ---           ---           ---         ---
  End of period.......................................      $12.25           ---           ---           ---         ---
Accumulation units outstanding at the end of period...   1,016,866           ---           ---           ---         ---
------------------------------------------------------------------------------------------------------------------------

1.  High Yield Subaccount for the period August 5, 1996 (inception) through December 31, 1996.

2.  Mid Cap Value  Subaccount  for the  period May 1, 1997  (inception)  through  December  31,  1997.  Small Cap Growth
    Subaccount for the period October 15, 1997 (inception) through December 31, 1997.

3.  Enhanced Index Subaccount,  International Subaccount and Select 25 Subaccount for the period May 3, 1999 (inception)
    through December 31, 1999.

------------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND SBL FUND

SECURITY BENEFIT LIFE INSURANCE COMPANY -- Security Benefit is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from Security Benefit after that date automatically become members in the mutual holding company.

   Security Benefit offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1999, Security Benefit had total assets of approximately $8.3 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $9.9 billion.

   The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security
Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit.

PUBLISHED RATINGS -- Security Benefit may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Security Benefit and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Security Benefit as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- Security Benefit established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Security Benefit. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains such a provision. Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Security Benefit may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The Separate Account is currently divided into twenty-two Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Series of the SBL Fund. Security
Benefit may in the future establish additional Subaccounts of the Separate Account, which may invest in other Series of the SBL Fund or in other securities, mutual funds, or investment vehicles.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Security Benefit.

SBL FUND -- SBL Fund is an open-end management investment company of the series type. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. SBL Fund currently has twenty-two separate portfolios ("Series"), each of which pursues different investment objectives and policies.

   Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by Security Benefit. Thus, SBL Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of SBL Fund also may be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Contractowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which SBL Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in SBL Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. SBL Fund's Board of Directors is required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from SBL Fund. This might force the Fund to sell securities at disadvantageous prices.

   A summary of the investment objective of each Series of SBL Fund is set forth below. We cannot assure that any Series will achieve its objective. More detailed information is contained in the accompanying prospectus of SBL Fund, including information on the risks associated with the investments and investment techniques of each Series.

   SBL FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

SERIES A (EQUITY SERIES) -- Amounts that you allocate to the Equity Subaccount are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

SERIES B (LARGE CAP VALUE SERIES) -- Amounts that you allocate to the Large Cap Value Subaccount are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade. Series B may also temporarily invest in government bonds or commercial paper.

SERIES C (MONEY MARKET SERIES) -- Amounts that you allocate to the Money Market Subaccount are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

SERIES D (GLOBAL SERIES) -- Amounts that you allocate to the Global Subaccount are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

SERIES E (DIVERSIFIED INCOME SERIES) -- Amounts that you allocate to the Diversified Income Subaccount are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing primarily in a diversified portfolio of investment grade debt securities. The debt securities in which Series E invests will primarily be domestic securities, but may also include dollar denominated foreign securities.

SERIES G (LARGE CAP GROWTH SERIES) -- Amounts that you allocate to the Large Cap Growth Subaccount are invested in Series G. The investment objective of Series G is to seek long-term capital growth by investing primarily in equity securities of large capitalization companies (defined as companies whose total market value is at least $5 billion at the time of purchase).

SERIES H (ENHANCED INDEX SERIES) -- Amounts that you allocate to the Enhanced Index Subaccount are invested in Series H. The investment objective of Series H is to seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SERIES I (INTERNATIONAL SERIES) -- Amounts that you allocate to the International Subaccount are invested in Series I. The investment objective of Series I is to seek long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES J (MID CAP GROWTH SERIES) -- Amounts that you allocate to the Mid Cap Growth Subaccount are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- Amounts that you allocate to the Global Strategic Income Subaccount are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

SERIES L (CAPITAL GROWTH SERIES)-- Amounts that you allocate to the Capital Growth Series are invested in Series L. The investment objective of Series L is to seek growth of capital by pursuing aggressive investment policies primarily in equity securities of U. S. companies.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- Amounts that you allocate to the Global Total Return Subaccount are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective through asset allocation and security selection by investing in a diversified portfolio of global equity and bond securities.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- Amounts that you allocate to the Managed Asset Allocation Subaccount are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

SERIES O (EQUITY INCOME SERIES) -- Amounts that you allocate to the Equity Income Subaccount are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

SERIES P (HIGH YIELD SERIES) -- Amounts that you allocate to the High Yield Subaccount are invested in Series P. The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Series P seeks its objectives by investing primarily in higher yielding, higher risk debt securities (commonly referred to as "junk bonds").

SERIES Q (SMALL CAP VALUE SERIES) -- Amounts that you allocate to the Small Cap Value Series are invested in Series Q. The investment objective of Series Q is to seek capital growth by investing in securities of small capitalization companies (defined as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment).

SERIES S (SOCIAL AWARENESS SERIES) -- Amounts that you allocate to the Social Awareness Subaccount are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Series' social criteria. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. Series S may temporarily invest in government bonds or commercial paper.

SERIES T (TECHNOLOGY SERIES) -- Amounts that you allocate to the Technology Subaccount are invested in Series T. The investment objective of Series T is to seek long-term capital appreciation by investing in the equity securities of technology companies.

SERIES V (MID CAP VALUE SERIES) -- Amounts that you allocate to the Mid Cap Value Subaccount are invested in Series V. The investment objective of Series V is to seek long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks. The Series will invest in stocks that the Investment Adviser believes are undervalued relative to assets, earnings, growth potential or cash flow.

SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES) -- Amounts that you allocate to the Main Street Growth and Income(R) Subaccount are invested in Series W. The investment objective of Series W is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

SERIES X (SMALL CAP GROWTH SERIES) -- Amounts that you allocate to the Small Cap Growth Subaccount are invested in Series X. The investment objective of Series X is to seek long-term growth of capital by investing primarily in domestic and foreign equity securities of small capitalization companies (defined as companies with a market capitalization substantially similar to that of companies in the Russell 2000(TM) Index at the time of investment).

SERIES Y (SELECT 25 SERIES) -- Amounts that you allocate to the Select 25 Subaccount are invested in Series Y. The investment objective of Series Y is to seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth.

THE INVESTMENT ADVISER -- Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of SBL Fund. The Investment Adviser is registered with the SEC as an investment adviser. The Investment Adviser formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objectives, policies, and restrictions of each Series, and is responsible for the day to day decisions to buy and sell securities for the Series except Global, Enhanced Index, International, Global Strategic Income, Capital Growth, Global Total Return, Managed Asset Allocation, Equity Income, Small Cap Value, Technology, Main Street Growth and Income(R), and Small Cap Growth Series. See the accompanying SBL Fund prospectus for details. The Investment Adviser has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048-0203, to provide investment advisory services to Global Series and Main Street Growth and Income(R) Series; Bankers Trust Company, 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Enhanced Index Series and International Series; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, to provide investment advisory services to Managed Asset Allocation Series and Equity Income Series; Wellington Management Company LLP, 75 State Street, Boston, MA 02109, to provide investment advisory services to Global Strategic Income Series, Global Total Return Series and Technology Series; Strong Capital Management Corporation, 100 Heritage Reserve, Menomonee, Wisconsin 53051, to provide investment advisory services to Small Cap Value Series and Small Cap Growth Series; and Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105 to provide investment advisory services to Capital Growth Series.

THE CONTRACT

GENERAL -- Security Benefit issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Security Benefit. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which Security Benefit will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


   The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, and (2) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.


APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial purchase payment to Security Benefit, as well as any other form or information that Security Benefit may require. Security Benefit reserves the right to reject an application or Purchase Payment for any reason, subject to Security Benefit's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $50. Security Benefit may reduce the minimum purchase payment requirement under certain circumstances. A purchase payment exceeding $1 million will not be accepted without prior approval of Security Benefit.

   Security Benefit will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by Security Benefit; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by Security Benefit. If Security Benefit does not receive a complete application, Security Benefit will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to Security Benefit within five Valuation Dates after the Valuation Date on which Security Benefit first receives the initial purchase payment or if Security Benefit determines it cannot otherwise issue the Contract, Security Benefit will return the initial purchase payment to you unless you consent to Security Benefit retaining the purchase payment until the application is made complete.

   Security Benefit will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by Security Benefit at its Home Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Automatic Investment Program will be accepted by Security Benefit.

CREDIT ENHANCEMENT -- Security Benefit may add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. The amount of a Credit Enhancement is determined at the time each Purchase Payment is applied as a percentage of that Purchase Payment. The percentage applicable to each Purchase Payment is based upon the total Purchase Payments made into the Contract, including the current Purchase Payment, less the total withdrawals, including any withdrawal charges, as of the date of the Purchase Payment. The applicable percentage is set forth in the table below:

--------------------------------------------------------------------------------
                                                                       CREDIT
TOTAL PURCHASE PAYMENTS, LESS WITHDRAWALS AND WITHDRAWAL CHARGES     ENHANCEMENT
--------------------------------------------------------------------------------
Less than $10,000.................................................       0%
At least $10,000 but less than $1,000,000.........................       4%
$1,000,000 or more................................................       5%
--------------------------------------------------------------------------------

   For example, if you make an initial purchase payment of $10,000, Security Benefit would add to your Contract Value a Credit Enhancement of $400 (I.E., 4% of $10,000). If you later made a Withdrawal of $5,000 and then made a purchase payment of $1,000, no Credit Enhancement would be paid on that purchase payment, because your total purchase payments of $11,000 less withdrawals of $5,000 would be less than $10,000. Under the table above, no Credit Enhancement would be payable.


   The Credit Enhancement will be forfeited under certain circumstances. The amount returned if you exercise your right to return the Contract during the free look period will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right," page 5. In the event of a withdrawal under the terms of the nursing home or terminal illness waivers, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge," page 23. Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit," page 21.

   Security Benefit expects to make a profit from the Credit Enhancement. Credit Enhancements are funded by a higher withdrawal charge and a less generous death benefit relative to certain other contracts issued by Security Benefit. If this Contract is surrendered you may incur higher withdrawal charges for a longer period of time than would have been the case with a contract without a Credit Enhancement. In addition, a contract without a Credit Enhancement might offer a greater death benefit than that available under this Contract.


ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments and Credit Enhancements will be allocated. Purchase payments and Credit Enhancements will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the twenty-two Subaccounts and the Fixed Account.

   You may change the purchase payment allocation instructions by submitting a proper written request to Security Benefit's Home Office. A proper change in allocation instructions will be effective upon receipt by Security Benefit at its Home Office and will continue in effect until you submit a change in instructions to the company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the Telephone Transfer section of the application or an Authorization for Telephone Requests form is properly completed, signed, and filed at Security Benefit's Home Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value," page 19.

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing Security Benefit to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

   A Dollar Cost Averaging Request form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

   After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. Security Benefit will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Home Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value," page 19.

   You may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Home Office. Security Benefit requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account," page 26.

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize Security Benefit to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation Request form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation Request, Security Benefit will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, Security Benefit will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of Security Benefit's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value," page 19.

   You may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

   Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account," page 27.

TRANSFERS  OF  CONTRACT  VALUE -- You may  transfer  Contract  Value  among  the
Subaccounts upon proper written request to Security Benefit's Home Office. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

   Security Benefit effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received.

   You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account," page 26.

   Security Benefit generally does not limit the frequency of transfers, although Security Benefit reserves the right at a future date to limit the number of transfers to 14 in a Contract Year. Security Benefit also reserves the right to limit the size and frequency of such transfers, and to discontinue telephone transfers.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, payment of purchase payments and any corresponding Credit Enhancements, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Series of SBL Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount as of the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the affected Subaccount. The price of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Series of SBL Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administration charge under the Contract.

FULL AND PARTIAL WITHDRAWALS -- A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Security Benefit at its Home Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by Security Benefit at its Home Office, less any outstanding Contract Debt, any applicable withdrawal charges, any pro rata account charge and any uncollected premium taxes.

   Security Benefit requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Security Benefit further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by Security Benefit which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by Security Benefit of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable withdrawal charge and premium tax. If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, Security Benefit reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   Security Benefit will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to Security Benefit. If a Contractowner does not specify the allocation, Security Benefit will deduct the withdrawal from the Contract Value in the Subaccounts and the Fixed Account in the following order:
Money Market Subaccount, Diversified Income Subaccount, High Yield Subaccount, Global Strategic Income Subaccount, Managed Asset Allocation Subaccount, Equity Income Subaccount, Global Total Return Subaccount, Large Cap Value Subaccount, Main Street Growth and Income(R) Subaccount, Equity Subaccount, Large Cap Growth Subaccount, Enhanced Index Subaccount, Capital Growth Subaccount, Select 25 Subaccount, Social Awareness Subaccount, Mid Cap Value Subaccount, Mid Cap Growth Subaccount, Global Subaccount, International Subaccount, Technology Subaccount, Small Cap Value and Small Cap Growth Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from Purchase Payments that have been held in the contract for less than seven years and may be subject to a premium tax charge to reimburse Security Benefit for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," page 22, and "Premium Tax Charge," page 24.


   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans," page 28. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters," page 28.


SYSTEMATIC WITHDRAWALS -- Security Benefit currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Systematic Withdrawal Request form to Security Benefit at its Home Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by Security Benefit at its Home Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

   Security Benefit will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the following order:
Money Market Subaccount, Diversified Income Subaccount, High Yield Subaccount, Global Strategic Income Subaccount, Managed Asset Allocation Subaccount, Equity Income Subaccount, Global Total Return Subaccount, Large Cap Value Subaccount, Main Street Growth and Income(R) Subaccount, Equity Subaccount, Large Cap Growth Subaccount, Enhanced Index Subaccount, Capital Growth Subaccount, Select 25 Subaccount, Social Awareness Subaccount, Mid Cap Value Subaccount, Mid Cap Growth Subaccount, Global Subaccount, International Subaccount, Technology Subaccount, Small Cap Value and Small Cap Growth Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

   Security Benefit may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters," page 30.


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Security Benefit will then deem void the returned Contract and will refund to you any purchase payments allocated to the Fixed Account. Security Benefit will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.


   Some states' laws require us to refund your purchase payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free Look Period, Security Benefit will refund purchase payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- If the Owner dies prior to the Annuity Start Date, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options," page 25.

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account charge and any uncollected premium tax.

   If an Owner dies during the Accumulation Period, the amount of the death benefit will be the greater of:


1. The sum of all purchase payments (not including Credit Enhancements), less any reductions caused by previous withdrawals, including withdrawal charges; or

2. The Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death.

    If you purchased the optional annual stepped up death benefit and an Owner dies during the Accumulation Period, the amount of your death benefit will be the greatest of 1 above, 2 above, or the annual stepped death benefit. The annual stepped up death benefit is the largest result for the following calculation as of the date of receipt of due proof of death and instructions regarding payment of the death benefit:

    o The largest of 1 or 2 above on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81, plus

    o Any purchase payments received by Security Benefit since the applicable Contract Anniversary; less

    o  Any  withdrawals  and  withdrawal   charges  made  since  the  applicable
       anniversary; less

    o Any Credit Enhancements applied during the 12 months preceding the date of the Owner's death.

   In any event, if an Owner dies during the Accumulation Period and due proof of death and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be Contract Value reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner's death as described in item 2 above.


   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," page 30 and "Distribution Requirements," below for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

   For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

   For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, Security Benefit will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- Security Benefit does not deduct sales charges from purchase payments before allocating them to Contract Value. However, except as set forth below, Security Benefit may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending on how long your purchase payments have been held under the Contract.

   Security Benefit will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of purchase payments made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first day of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and corresponding Credit Enhancements, that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, Security Benefit deems any withdrawals that are subject to the withdrawal charge to be made first from purchase payments and a proportionate amount of the applicable Credit Enhancement, then from earnings. Free withdrawal amounts do not reduce purchase payments and Credit Enhancements for the purpose of determining future withdrawal charges.

   The amount of the charge will depend on how long your purchase payments have been held under the Contract. Each purchase payment you make and its corresponding Credit Enhancement is considered to have a certain "age," depending on the length of time since the purchase payment was effective. A purchase payment is "age one" in the year beginning on the date the purchase payment is received by Security Benefit and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

           ----------------------------------------------------------
           PURCHASE PAYMENT AGE (IN YEARS)          WITHDRAWAL CHARGE
           ----------------------------------------------------------
                          1                                7%
                          2                                7%
                          3                                6%
                          4                                6%
                          5                                5%
                          6                                4%
                          7                                3%
                      8 and over                           0%
           ----------------------------------------------------------

   In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of purchase payments paid and Credit Enhancements added under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least 7 years. Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a terminal illness, or upon confinement to a hospital or qualified skilled nursing facility for 90 consecutive days or more. See "Waiver of Withdrawal Charge," below. Security Benefit will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   Security Benefit pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. The withdrawal charge is designed to reimburse Security Benefit for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk. Broker-dealers may receive aggregate commissions of up to 5% of aggregate purchase payments. Aggregate commission calculations do not include Credit Enhancements. Security Benefit also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary.

WAIVER OF WITHDRAWAL CHARGE -- Security Benefit will waive the withdrawal charge on any full or partial withdrawal in the event of confinement of the Owner to a hospital or nursing facility or diagnosis of a terminal illness, as discussed below.

   Security Benefit will waive the withdrawal charge in the event of confinement to a hospital or nursing facility, provided the following conditions are met:
(1) the Contractowner has been confined to a "hospital" or "qualified skilled nursing facility" (as defined on page 4) for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contractowner is so confined when Security Benefit receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to Security Benefit is accompanied by a properly completed claim form which may be obtained from Security Benefit and a written physician's statement acceptable to Security Benefit certifying that such confinement is a medical necessity and is due to illness or infirmity.

   Security Benefit will waive the surrender charge due to terminal illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a "terminal illness" (as defined on page
4); (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to Security Benefit accompanied by a properly completed claim form that may be obtained from Security Benefit and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.

   In the event of a withdrawal under these terms you would forfeit all or part of any Credit Enhancements applied during the 12 months preceding the withdrawal up to the maximum withdrawal charge. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total purchase payments made in the 12 months preceding the withdrawal. For example a withdrawal of $50,000 relative to $100,000 in purchase payments made in the 12 months preceding the withdrawal would result in forfeiture of 50% of the Credit Enhancements applied during that 12-month period. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal.

   This means you will not keep all or part of any amounts we add as Credit Enhancements during the 12 months preceding the withdrawal (but if the Credit
Enhancements to be forfeited exceed the Withdrawal Charge percentage on your Contract, we will refund the excess amount).

   Security Benefit reserves the right to have the Contractowner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waivers are not available in certain states pending department of insurance approval. If a waiver is later approved by the insurance department of a state, Security Benefit intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractholders residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waivers in their state.

MORTALITY AND EXPENSE RISK CHARGE -- Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by Security Benefit under the Contracts. The charge is equal to an annual rate of 1.25% of each Subaccount's average daily net assets. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Contracts and in operating the Subaccounts.

   The expense risk is the risk that Security Benefit's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by Security Benefit is the risk that Annuitants, as a group, will live longer than Security Benefit's actuarial tables predict. In this event, Security Benefit guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Security Benefit also assumes a mortality risk in connection with the death benefit under the Contract.

   Security Benefit may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Security Benefit may realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including distribution expenses.


OPTIONAL ANNUAL STEPPED UP DEATH BENEFIT CHARGE -- If you purchase the annual stepped up death benefit, Security Benefit deducts a daily charge from the assets of each Subaccount for this benefit equal to an annual rate of 0.20% of each Subaccount's average daily net assets. You may elect this optional death benefit in the application. See "Death Benefit," page 19, for a description of the optional annual stepped up death benefit.


ADMINISTRATION CHARGE -- Security Benefit deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- Security Benefit deducts an account administration charge of $30.00 at each calendar year end. Security Benefit will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. Security Benefit will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) when the contract has been in force for less than a full calendar year; (3) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (4) upon payment of a death benefit. The purpose of the charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Security Benefit's status in a particular state. Security Benefit assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. Security Benefit currently deducts this charge upon the Annuity Start Date or upon full or partial withdrawal if a premium tax was incurred and is not refundable. Security Benefit reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- Security Benefit may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by Security Benefit that are attributable to the Separate Account or the Subaccounts, or to the operations of Security Benefit with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- Security Benefit may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.


GUARANTEE OF CERTAIN CHARGES -- Security Benefit guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.25% of each Subaccount's average daily net assets; (2) the charge for the optional annual stepped up death benefit will not exceed an annual rate of 0.20% of each Subaccount's average daily net assets; (3) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (4) the account administration charge will not exceed $30 per year.


SBL FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Series of SBL Fund. Each Series' net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Series. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Series. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in SBL Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," page 26. If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes and withdrawal charges, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

   The Contracts provide for eight Annuity Options. Security Benefit may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 120 months under Option 2.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, Security Benefit reserves the right to change the frequency.

   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by Security Benefit at its Home Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at Security Benefit's Home Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS--

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to Fixed Annuity Payments, the amount of the Annuity Payment, and with respect to Variable Annuity Payments, the number of Annuity Units used to determine the Annuity Payment, is reduced as of the first Annuity Payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period which may be 5, 10, 15 or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For a Non-Qualified Plan, SBL does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

THE FIXED ACCOUNT

   You may  allocate  all or a portion of your  purchase  payments  and transfer
Contract Value to the Fixed Account. Purchase payments allocated to the Fixed Account will earn Credit Enhancements on the same basis as those allocated to the Subaccounts. Amounts allocated to the Fixed Account become part of Security Benefit's General Account, which supports Security Benefit's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Security Benefit has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract," page 16.

   Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by Security Benefit. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Security Benefit will determine the Current Rate, if any, from time to time.

   Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). Security Benefit currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

   Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. Security Benefit bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account," below.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," page 21.


CONTRACT CHARGES -- Premium taxes and the annual account administration, optional annual stepped up death benefit and withdrawal charges will be the same for Contractowners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts. The optional annual stepped up death benefit charge is deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that Security Benefit pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the SBL Fund to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.


TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

   The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers.

   If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to Security Benefit. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

   You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals," page 19 and "Systematic Withdrawals," page 20. In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans," page 29.

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Security Benefit at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Contractowner is the person named as such in the application or in any later change shown in Security Benefit's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or Security Benefit allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters," page 30.

   JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by Security Benefit and received by Security Benefit at its Home Office. The change will not be binding on Security Benefit until it is received and recorded at its Home Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by Security Benefit before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

DIVIDENDS -- The Contract does not share in the surplus earnings of Security Benefit, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- Security Benefit will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at Security Benefit's Home Office. However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

* During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

* During which trading on the New York Stock Exchange is restricted as determined by the SEC,

* During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

* For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL -- Security Benefit may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by Security Benefit under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to Security Benefit. A loan must be taken prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since Security Benefit has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

   When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.5%. Because the Contract Value maintained in the Loan Account (which will earn 3%) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.5%.

   Loans must be repaid within five years, unless Security Benefit determines that the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

   If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31 of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attaining age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

   You should consult with your tax adviser on the effect of a loan.

   Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, Security Benefit intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties," page 36.

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) separates from service, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may ONLY be met by the distribution.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters," below.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirements plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon Security Benefit's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT--

   GENERAL. Security Benefit intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of Security Benefit, Security Benefit will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by Security Benefit that are attributable to the Separate Account, the Subaccounts or to the operations of Security Benefit with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. Security Benefit will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for Security Benefit's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Security Benefit or of income and expenses under the Contracts is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Security Benefit's tax status.

   Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

   DIVERSIFICATION STANDARDS. Each Series of the SBL Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Series may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Series, intends to comply with the diversification requirements of Section 817(h).

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contractowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the SBL Fund will not have to change any Series' investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 32 and "Diversification Standards" above. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Security Benefit of that election.

   SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

   SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item
(iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS--

   DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

   GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.


   POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).


   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.


QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Security Benefit may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.


   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into Security Benefit's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.


   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See "Rollovers" page 33.


   SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. (Roth IRAs are described below.)

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

   Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.


   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2--the
Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)" on page 31. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


   Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" on page 36.

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.


   The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

   With respect to a Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.


   The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; or (viii) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.


   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."


   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.


   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRA plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.


   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF SBL FUND SHARES -- Security Benefit is the legal owner of the shares of SBL Fund held by the Subaccounts. Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, Security Benefit will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the SBL Fund in its own right, it may elect to do so.

   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Series as to which voting instructions may be given to Security Benefit is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Series as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by SBL Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of SBL Fund. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit generally will exercise voting rights attributable to shares of the Series of SBL Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of the Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTION OF INVESTMENTS -- Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Series of SBL Fund should no longer be available for investment, or if Security Benefit management believes further investment in shares of any or all of the Series of SBL Fund should become inappropriate in view of the purposes of the Contract, Security Benefit may substitute shares of another Series of SBL Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Security Benefit may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, Security Benefit will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   Security Benefit also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Series of SBL Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. Security Benefit may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. Security Benefit may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, Security Benefit may transfer assets to the General Account. Security Benefit also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If Security Benefit believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- Security Benefit reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- Security Benefit will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. Security Benefit will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. Security Benefit may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive an annual and semiannual report containing financial statements for SBL Fund, which will include a list of the portfolio securities of each Series, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE TRANSFER PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. Security Benefit reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize Security Benefit to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither Security Benefit, any of its affiliates, nor SBL Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that Security Benefit effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel, Security Benefit, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Security Benefit's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect any credit enhancement and the deduction of the account administration charge, administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contracts were not available for purchase until May 1, 2000, the underlying investment vehicle of the Separate Account, SBL Fund, has been in existence since May 26, 1977. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of SBL Fund.

   Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Series in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

   Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- Consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of the Separate Account at December 31, 1999 and for each of the two years in the period ended December 31, 1999 are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries. The Table of Contents of the Statement of Additional Information is set forth below:

TABLE OF CONTENTS--

                                                                            Page

GENERAL INFORMATION AND HISTORY...........................................    3
   Safekeeping of Assets..................................................    3
DISTRIBUTION OF THE CONTRACT..............................................    3
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.....    3
   Section 403(b).........................................................    3
   Section 408............................................................    3
EXPERTS...................................................................    4
PERFORMANCE INFORMATION...................................................    4
FINANCIAL STATEMENTS......................................................    7